Exhibit 99.1

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	TVI CORPORATION	Date Filed:	06/18/2009

Case Number:	09-15677	SIC Code:	339900

Month (or portion) covered by this report: May 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	6/18/09
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Chief Financial Officer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT? ***	☒	☐	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

*** Utility escrow account opened on May 11, 2009

1

Exhibit 5

09-15677

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$1,116,803.21

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	-$	1,146,178.30

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$1,116,803.21

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)	-$	1,146,178.30

(Subtract The Total from Exhibit C from the Total of Exhibit B)
CASH PROFIT FOR THE MONTH	-$	29,375.09

2

Exhibit 5

09-15677

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$809,702.85

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$1,368,927.15

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	70

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	65

PROFESSIONAL FEES

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$363,244.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$773,244.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$344,342.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$754,342.00

3

Exhibit 5

09-15677

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

4

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15677
TVI CORPORATION
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month May 1, 2009 to May 31, 2009

(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	933,119.31
Total Disbursements from Payroll Account	(Note 2)	+ $	512,152.02
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	0.00
Total Disbursements from other Account	(Note 4)	+ $	0.00
Grand Total Disbursements from all accounts		= $	1,445,271.33

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

5

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of May 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$40,928	$—	$—	$—	$40,928
Accounts receivable - trade, net	1,242,992	1,534,245	587,456	—	3,364,693
Inventories, net	1,556,811	2,165,920	—	—	3,722,731
Income taxes receivable *	—	—	—	—	—
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	615,971	348,217	101,207	—	1,065,395
Total current assets	3,456,702	4,048,382	2,930,663	—	10,435,746

PROPERTY, PLANT AND EQUIPMENT, NET	325,072	5,705,879	—	—	6,030,951

OTHER ASSETS
Intangible assets, net	225,733	37,661	—	—	263,394
Receivable from subsidiary	6,999,668	—	—	—	6,999,668
Other	47,971	—	—	—	47,971
Total other assets	7,273,371	37,661	—	—	7,311,032

TOTAL ASSETS	$11,055,145	$9,791,922	$2,930,663	$—	$23,777,729

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$8,910,047	$—	$—	$—	$8,910,047
Accounts payable	1,700,914	1,980,003	1,583,978	—	5,264,896
Accrued expenses	1,629,072	592,209	903,335	—	3,124,616
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	40,480	—	—	17,143,771
Total current liabilities	29,343,325	2,685,456	2,487,314	—	34,516,094

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	269,123	—	—	269,123
Payable to parent company	—	6,556,319	443,349	—	6,999,668
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,106,466	443,349	—	7,656,015

TOTAL LIABILITIES	29,449,525	9,791,922	2,930,663	—	42,172,109

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(45,698,546)	—	—	—	(45,698,546)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(18,394,380)	—	—	—	(18,394,380)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$11,055,145	$9,791,922	$2,930,663	$—	$23,777,729

* Income taxes as of May 31, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended May 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$1,040,079	$1,117,612	$440,167	$—	$2,597,858

COST OF REVENUE	678,568	1,079,753	157,279	—	1,915,600

GROSS PROFIT	361,510	37,860	282,888	—	682,258

OPERATING EXPENSES
Selling, general and administrative expenses	329,592	223,589	274,648	—	827,829
Research and development expenses	17,161	—	—	—	17,161

Total operating expenses	346,753	223,589	274,648	—	844,990

OPERATING INCOME/(LOSS)	14,757	(185,730)	8,240	—	(162,732)

INTEREST AND OTHER (EXPENSE), NET	(146,453)	(1,796)	36	—	(148,212)

INCOME/(LOSS) BEFORE INCOME TAXES	(131,695)	(187,525)	8,276	—	(310,945)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(131,695)	$(187,525)	$8,276	$—	$(310,945)

* Income tax (expense) benefit for May 2009 is pending.

TVI Corporation

Case No. 09-15677

Exhibit B - Cash Receipts

May 1, 2009 through May 31, 2009

Deposit Date	Payor	Description	Amount

5/4/2009	TSL AEROSPACE TECHNOLOGIES LTD	Receivables Payment	$4,348.30
5/4/2009	AMHERST FIRE DEPARTMENT	Receivables Payment	21.31
5/4/2009	BATTELLE	Receivables Payment	4,995.00
5/4/2009	WW WW GRAINGER INC INC	Receivables Payment	120.75
5/4/2009	SAINT THOMAS HEALTH SERVICES	Receivables Payment	32,407.21
5/6/2009	ALLEGANY COUNTY MARYLAND	Receivables Payment	142.08
5/7/2009	PENN APPAREL	Receivables Payment	8,536.68
5/7/2009	SAIC	Receivables Payment	19.47
5/11/2009	GOVERNMENT SCIENTIFIC SOURCE	Receivables Payment	4,292.20
5/11/2009	SAN ANTONIO LIGHTHOUSE FOR THE BLIND	Receivables Payment	1,501.64
5/11/2009	WW GRAINGER INC	Receivables Payment	286.50
5/11/2009	CASCADE VALLEY HOSPITAL AND CLINICS	Receivables Payment	201.14
5/12/2009	CANNON AFB	Receivables Payment	77.77
5/12/2009	CARTER ENTERPRISES	Receivables Payment	4,384.64
5/13/2009	DFAS FOR NGB-ZC-AQ	Receivables Payment	219,577.89
5/14/2009	ARAMSCO	Receivables Payment	233.25
5/18/2009	WW GRAINGER INC	Receivables Payment	9,513.50
5/19/2009	SAIC	Receivables Payment	110.93
5/19/2009	AUTOMATIC DATA PROCESSING	Refund of Fee	5.63
5/19/2009	GLOBAL PROTECTION	Receivables Payment	68.00
5/19/2009	MD TREASURER	Payment on Theft	75.00
5/20/2009	CAMP RIPLEY	Receivables Payment	3,028.48
5/20/2009	WEST ORANGE HEALTHCARE DISTRICT	Receivables Payment	284.40
5/20/2009	HUDSON HOSPITAL AND CLINICS	Receivables Payment	3,347.96
5/20/2009	PROACTIVE TECHNOLOGIES, LLC	Receivables Payment	4,139.67
5/20/2009	C-BIZ PAYROLL	COBRA INS PAY	2,141.12
5/20/2009	AUTOMATIC DATA PROCESSING	Refund of Fee	53.20
5/20/2009	FEDERAL RESOURCES SUPPLY COMPANY	Receivables Payment	12,286.72
5/20/2009	HEALTH CARE IMPROVEMENT FOUNDATION	Receivables Payment	923.00
5/21/2009	ATLANTIC	Receivables Payment	333.59
5/21/2009	BELLEVUE	Receivables Payment	53.16
5/21/2009	UNITED STATES COAST GUARD	Receivables Payment	75.86
5/21/2009	COLUBMIA STREET	Receivables Payment	59.57
5/21/2009	ELLSWORTH	Receivables Payment	181.58
5/21/2009	FORT DIX	Receivables Payment	304.00
5/21/2009	FT BENNING	Receivables Payment	2,491.68
5/21/2009	MA CERFP	Receivables Payment	41.42
5/21/2009	TACOM ROCK	Receivables Payment	405.25
5/22/2009	ARAMSCO	Receivables Payment	342.00
5/22/2009	DJ MANUFACTURING	Receivables Payment	22,486.27
5/26/2009	ARAMSCO	Receivables Payment	2,619.00
5/26/2009	WELLSTONE APPAREL, LLC	Receivables Payment	4,535.05
5/26/2009	MT ROGERS COMMUNITY MENTAL HEALTH	Receivables Payment	2,991.00
5/26/2009	FISHER SCIENTIFIC	Receivables Payment	56,892.25
5/26/2009	RAYTHEON TEXAS	Receivables Payment	17,979.66

TVI Corporation

Case No. 09-15677

Exhibit B - Cash Receipts

May 1, 2009 through May 31, 2009

Deposit Date	Payor	Description	Amount

5/27/2009	CARTER ENTERPRISES	Receivables Payment	12,517.79
5/27/2009	TUKWILA FIRE DEPARTMENT	Receivables Payment	16.16
5/28/2009	ARAMSCO	Receivables Payment	319.50
5/28/2009	BEALE AFB	Receivables Payment	1,872.69
5/28/2009	DOVER AFB	Receivables Payment	374.74
5/28/2009	FAIRCHILD AFB	Receivables Payment	2,128.80
5/28/2009	UNITED STATES TREASURY	Income Tax Refund	542,610.20
5/29/2009	PROFESSIONAL PROTECTIVE SERVICES LTD	Receivables Payment	127,640.30
5/29/2009	FEDERAL RESOURCES SUPPLY COMPANY	Receivables Payment	408.25

TOTAL CASH RECEIPTS			$1,116,803.21

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/01/09	WORLD CLASS PACKAGING	TRADE VENDOR	$4,425.23
05/01/09	VISION SERVICE PLAN- (AT)	BENEFITS	926.92	(1)
05/01/09	DELTA DENTAL	BENEFITS	5,367.41	(1)
05/01/09	WILLIS OF MARYLAND INC	INSURANCE	23,716.00	(1)
05/01/09	GLENN DALE BUSINESS CENTER, LLC	RENT	66,277.22	(2)
05/01/09	SUNOCO SVC STATION	FUEL	28.88
05/01/09	SHELL OIL	FUEL	29.48
05/01/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	46.00
05/01/09	AMTRAK	TRAVEL EXPENSE	132.00
05/02/09	DRI*Adobe Sales	COMPUTER SOFTWARE	624.20
05/03/09	HAMPTON INN SUITES	TRAVEL EXPENSE	284.48
05/04/09	BB&T MERCHANT SERVICES	MERCHANT FEES	11.39
05/04/09	UPS Supply Chain Solutions, Inc.	TRADE VENDOR	2,203.36
05/04/09	LINCOLN NATIONAL LIFE INSURANCE CO.	BENEFITS	6,442.09	(1)
05/04/09	UNITED HEALTHCARE INSURANCE CO.	BENEFITS	71,128.80	(1)
05/04/09	BWI RAIL STATION LOT	TRAVEL EXPENSE	27.00
05/04/09	SHELL OIL	FUEL	31.04
05/04/09	AMTRAK	TRAVEL EXPENSE	98.00
05/04/09	FOUR SEASONS BOURBON STK	TRAVEL EXPENSE	181.80
05/04/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	250.37
05/04/09	TEC SERVICE	JOB SUPPLIES	391.40
05/04/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	1,076.80
05/05/09	BB&T	DIP FEE	25,000.00
05/05/09	COLTONS STEAKHOUSE	TRAVEL EXPENSE	26.00
05/05/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	81.21
05/05/09	BUDGET RENT-A-CAR	TRAVEL EXPENSE	272.90
05/05/09	BAJA FRESH	TRAVEL EXPENSE	9.52
05/05/09	ADP	NET PAYROLL	54,772.15
05/05/09	ADP	PAYROLL TAXES	21,579.34
05/05/09	ADP	NET PAYROLL	45,906.78
05/05/09	ADP	PAYROLL TAXES	24,711.76
05/06/09	BB&T	BANK FEES	500.00
05/06/09	SUNOCO SVC STATION	FUEL	24.27
05/06/09	GRAYBAR ELECTRIC	JOB SUPPLIES	39.03
05/06/09	EAST MOON ASIAN BISTRO	TRAVEL EXPENSE	43.14
05/06/09	1-800-FLOWERS.COM INC.	EMPLOYEE EXPENSE	48.98
05/06/09	DULLES INTERNATIONAL	TRAVEL EXPENSE	51.00
05/06/09	SHOOTER MCGEES	TRAVEL EXPENSE	56.92
05/06/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	71.00
05/06/09	AMTRAK	TRAVEL EXPENSE	85.00
05/06/09	SOUTHWEST AIR	TRAVEL EXPENSE	192.50
05/06/09	FACTORY DIRECT PIPE	JOB SUPPLIES	330.24
05/06/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	718.76
05/06/09	AICCO, INC.	INSURANCE	11,929.58	(1)
05/07/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	1.69
05/07/09	EXXONMOBILE	FUEL	38.36
05/07/09	RUBY TUESDAY	TRAVEL EXPENSE	55.63
05/07/09	VAGABOND INN	TRAVEL EXPENSE	55.89
05/08/09	VERIZON	UTILITIES	132.32
05/08/09	Deer Park Spring Water	TRADE VENDOR	225.47
05/08/09	UPS Supply Chain Solutions, Inc.	TRADE VENDOR	438.28

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/08/09	XEROX CAPITAL	TRADE VENDOR	560.68
05/08/09	ADP	PAYROLL FEES	647.65
05/08/09	Shoplet.com	TRADE VENDOR	659.89
05/08/09	Amazon Hose & Rubber Co.	TRADE VENDOR	685.34
05/08/09	McMaster-Carr Supply Co.	TRADE VENDOR	719.27
05/08/09	CON-WAY FREIGHT INC.	TRADE VENDOR	778.66
05/08/09	INROADS LLC	TRADE VENDOR	959.40
05/08/09	AMERICAN STOCK TRANSFER	TRADE VENDOR	1,000.00
05/08/09	Stevenson’s Janitoral Service	JANITORIAL	1,076.11
05/08/09	United Parcel Services	TRADE VENDOR	1,243.92
05/08/09	ConferenceCall.com	UTILITIES	1,302.14
05/08/09	Monterey Bay Corporation	TRADE VENDOR	1,541.85
05/08/09	LYNDEN Air Freight	TRADE VENDOR	1,549.98
05/08/09	Washington Gas	UTILITIES	1,674.62
05/08/09	AFLAC	BENEFITS	1,691.22	(1)
05/08/09	Baltimore Gas & Electric	UTILITIES	7,088.50
05/08/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	25.00
05/08/09	LAMBERT ST. LOUIS PARKING GARAGE	TRAVEL EXPENSE	40.00
05/08/09	AMTRAK	TRAVEL EXPENSE	66.00
05/08/09	THE HOME DEPOT	JOB SUPPLIES	66.98
05/08/09	WW GRAINGER	JOB SUPPLIES	74.25
05/08/09	AMTRAK	TRAVEL EXPENSE	107.00
05/08/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	155.20
05/08/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	234.25
05/08/09	ULINE *SHIP SUPPLIES	SHIPPING SUPPLIES	352.98
05/08/09	CBIZ	FLEXIBLE SPENDING	192.30
05/08/09	CBIZ	FLEXIBLE SPENDING	548.98
05/09/09	MARRIOTT	TRAVEL EXPENSE	227.01
05/10/09	SUNOCO SVC STATION	FUEL	26.71
05/11/09	AMERICAN FUNDS	401K	4,581.66
05/11/09	AMERICAN FUNDS	401K	5,784.80
05/11/09	BB&T	UTILITY ESCROW	26,000.00
05/11/09	REV AUTH PRINCE GEORGE GARAGE	TRAVEL EXPENSE	18.00
05/11/09	TARGET	JOB SUPPLIES	31.78
05/11/09	ADVENT ELECTRIC INC.	JOB SUPPLIES	44.76
05/11/09	AMTRAK	TRAVEL EXPENSE	85.00
05/11/09	LAUER’S SUPERTHRIFT	TRAVEL EXPENSE	85.71
05/12/09	BB&T	BANK FEES	947.37
05/12/09	Tipco Technologies Inc.	TRADE VENDOR	138.00
05/12/09	Tipco Technologies Inc.	TRADE VENDOR	1,734.50
05/12/09	Bowles Fluidics Corp.	TRADE VENDOR	6,395.00
05/12/09	BONDCOTE CORPORATION	TRADE VENDOR	6,480.00
05/12/09	Flexfirm Products, Inc.	TRADE VENDOR	10,328.00
05/12/09	Aaladin Industries Inc	TRADE VENDOR	11,808.00
05/12/09	Structural Plastics Corp.	TRADE VENDOR	16,735.00
05/12/09	Aaladin Industries Inc	TRADE VENDOR	48,528.00
05/12/09	Aaladin Industries Inc	TRADE VENDOR	72,329.00
05/12/09	PIZZA HUT	TRAVEL EXPENSE	8.54
05/12/09	SHEETZ	FUEL	21.20
05/12/09	THURMONT LIBERTY	FUEL	24.08
05/12/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	50.00

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/12/09	TLF*PARIS FLORIST	EMPLOYEE EXPENSE	55.53
05/12/09	AMTRAK	TRAVEL EXPENSE	98.00
05/12/09	SOUTHWEST AIR	TRAVEL EXPENSE	485.20
05/13/09	7-ELEVEN	FUEL	19.02
05/13/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	550.88
05/13/09	SCOTTY	JOB SUPPLIES	646.00
05/14/09	Minuteman Press	TRADE VENDOR	51.40
05/14/09	NEOPOST INC.	TRADE VENDOR	80.68
05/14/09	TECTURA CORP	TRADE VENDOR	82.50
05/14/09	McMaster-Carr Supply Co.	TRADE VENDOR	89.41
05/14/09	AICCO, INC.	INSURANCE	100.00	(1)
05/14/09	GERBER TECHNOLOGY,INC	TRADE VENDOR	381.67
05/14/09	REXEL	TRADE VENDOR	456.24
05/14/09	Amazon Hose & Rubber Co.	TRADE VENDOR	502.19
05/14/09	BONDCOTE CORPORATION	TRADE VENDOR	535.08
05/14/09	United Parcel Services	TRADE VENDOR	566.03
05/14/09	AT&T MOBILITY	UTILITIES	672.58
05/14/09	MC2	TRADE VENDOR	750.00
05/14/09	T/A POLARIS LOGISTICS	TRADE VENDOR	752.49
05/14/09	SPEAKEASY	UTILITIES	770.74
05/14/09	SPRINT	UTILITIES	876.22
05/14/09	LYNDEN Air Freight	TRADE VENDOR	978.02
05/14/09	WM of Greater Washington	UTILITIES	1,043.01
05/14/09	Stevenson’s Janitoral Service	JANITORIAL	1,076.11
05/14/09	CITRIX ONLINE	UTILITIES	1,080.00
05/14/09	Tipco Technologies Inc.	TRADE VENDOR	2,000.25
05/14/09	XEROX CAPITAL	TRADE VENDOR	2,147.11
05/14/09	VERIZON WIRELESS	UTILITIES	2,958.01
05/14/09	I.F. Associates, Inc.	TRADE VENDOR	4,136.00
05/14/09	A & B Concept Solutions	TRADE VENDOR	4,662.93
05/14/09	HELEN BENTLEY & ASSOCIATES, INC.	FEES	10,000.00
05/14/09	PMI BWI GARAGE LOT	TRAVEL EXPENSE	4.00
05/14/09	STARBUCKS USA	TRAVEL EXPENSE	9.97
05/14/09	EXXONMOBILE	FUEL	33.84
05/14/09	MI HACIENDA	TRAVEL EXPENSE	38.86
05/14/09	GRACES RESTAURANT	TRAVEL EXPENSE	275.00
05/14/09	UNITED ELECTRONICS CORPORATION	JOB SUPPLIES	298.55
05/14/09	LOMA INTERNATIONAL BUSINESS	SALES EXPENSE	648.00
05/15/09	BB&T MERCHANT SERVICES	BANK FEES	327.68
05/15/09	JERRY’S SEAFOOD	TRAVEL EXPENSE	14.00
05/15/09	REV AUTH PRINCE GEORGE GARAGE	TRAVEL EXPENSE	18.00
05/15/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	25.00
05/15/09	FIVE GUYS	TRAVEL EXPENSE	26.31
05/15/09	RUBY TUESDAY	TRAVEL EXPENSE	40.00
05/15/09	AMTRAK	TRAVEL EXPENSE	66.00
05/15/09	WARES DIRECT	JOB SUPPLIES	66.60
05/15/09	SPORT FIT BOWIE RACQUET	SALES EXPENSE	71.00
05/15/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	72.79
05/15/09	WBC INDUSTRIES INC	JOB SUPPLIES	73.00
05/15/09	AMTRAK	TRAVEL EXPENSE	107.00
05/15/09	NEWARK US	JOB SUPPLIES	107.96

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/15/09	JERRY’S SEAFOOD	TRAVEL EXPENSE	162.00
05/15/09	HAMPTON INN SUITES	TRAVEL EXPENSE	403.41
05/15/09	AMERICAN AIRLINES	TRAVEL EXPENSE	435.20
05/15/09	TEN CATE NICOLON	JOB SUPPLIES	1,187.50
05/15/09	GERBER TECHNOLOGY,INC	TRADE VENDOR	4,103.78
05/15/09	BB&T	INTEREST	80,639.89
05/15/09	ADP	PAYROLL FEES	201.63
05/15/09	ADP	PAYROLL FEES	410.06
05/15/09	BONDCOTE CORPORATION	TRADE VENDOR	3,748.12
05/15/09	CON-WAY FREIGHT INC.	TRADE VENDOR	7,004.82
05/16/09	EXXONMOBILE	FUEL	36.03
05/16/09	LAMBERT ST. LOUIS PARKING GARAGE	TRAVEL EXPENSE	68.00
05/16/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	230.57
05/16/09	COMFORT INN HOTEL	TRAVEL EXPENSE	350.67
05/16/09	EXTENDEDSTAY	TRAVEL EXPENSE	1,177.20
05/18/09	REV AUTH PRINCE GEORGE GARAGE	TRAVEL EXPENSE	18.00
05/18/09	SMOKEY BONES	TRAVEL EXPENSE	83.95
05/18/09	AMTRAK	TRAVEL EXPENSE	98.00
05/18/09	UNITED NATIONS OFFICE	SALES EXPENSE	250.00
05/18/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	621.61
05/19/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	50.00
05/19/09	AMZ*Amazon Payments	OFFICE SUPPLIES	80.97
05/19/09	AMTRAK	TRAVEL EXPENSE	98.00
05/19/09	FERGUSON ENTERPRISES	JOB SUPPLIES	121.92
05/19/09	ULINE *SHIP SUPPLIES	SHIPPING SUPPLIES	292.50
05/19/09	SEAMAN CORPORATION	JOB SUPPLIES	2,094.40
05/19/09	ADP	NET PAYROLL	50,453.76
05/19/09	ADP	PAYROLL TAXES	24,380.48
05/19/09	ADP	NET PAYROLL	49,560.36
05/19/09	ADP	PAYROLL TAXES	20,166.21
05/19/09	Reflexite Corp.	TRADE VENDOR	14,588.80
05/20/09	ANTIETAM COMMUNICATIONS	UTILITIES	48.97
05/20/09	Uline Shipping Supplies	TRADE VENDOR	59.81
05/20/09	XEROX CAPITAL	TRADE VENDOR	69.45
05/20/09	Amazon Hose & Rubber Co.	TRADE VENDOR	93.93
05/20/09	Tipco Technologies Inc.	TRADE VENDOR	158.23
05/20/09	W.B.C. Industries, Inc.	TRADE VENDOR	187.50
05/20/09	United Parcel Services	TRADE VENDOR	315.76
05/20/09	McMaster-Carr Supply Co.	TRADE VENDOR	751.49
05/20/09	EDMOND PRICE	TRADE VENDOR	985.00
05/20/09	Stevenson’s Janitoral Service	JANITORIAL	1,076.11
05/20/09	Aaladin Industries Inc	TRADE VENDOR	1,181.06
05/20/09	Mark N. Hammond	BOARD FEES	1,500.00
05/20/09	RICHARD SULLIVAN	BOARD FEES	1,500.00
05/20/09	GLOBAL TELECOMMUNICATIONS BROKERS	UTILITIES	1,740.27
05/20/09	TODD L. PARCHMAN	BOARD FEES	3,375.00
05/20/09	JIMMY JOHN’S EDWARD FAST FOOD	TRAVEL EXPENSE	16.43
05/20/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	31.55
05/20/09	GAS MART	FUEL	36.50
05/20/09	SUNOCO SVC STATION	FUEL	37.76
05/20/09	AMERICAN AIRLINES	TRAVEL EXPENSE	117.00

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/20/09	BB&T	INTEREST	42,585.17
05/20/09	BANK DIRECT CAPITAL FINANCE, LLC	INSURANCE	94,423.58	(1)
05/21/09	BB&T	BANK FEES	111.44
05/21/09	BB&T	BANK FEES	825.27
05/21/09	UNIVERSAL CONCORD INC.	TRADE VENDOR	2,615.09
05/21/09	AMZ*Amazon Payments	OFFICE SUPPLIES	74.39
05/21/09	AMTRAK	TRAVEL EXPENSE	85.00
05/21/09	FACTORY DIRECT PIPE	JOB SUPPLIES	297.25
05/21/09	AMERICAN AIRLINES	TRAVEL EXPENSE	329.40
05/21/09	PAM Narrow Fabrics	TRADE VENDOR	1,525.00
05/21/09	CON-WAY FREIGHT INC.	TRADE VENDOR	1,756.97
05/22/09	CBIZ	FLEXIBLE SPENDING	150.00
05/22/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	50.00
05/22/09	AMTRAK	TRAVEL EXPENSE	107.00
05/22/09	ALPHA GRAPHICS	PRINTING	196.73
05/22/09	THE FILTREX CORPORATION	JOB SUPPLIES	493.68
05/22/09	CBIZ	FLEXIBLE SPENDING	192.30
05/22/09	CBIZ	FLEXIBLE SPENDING	548.98
05/22/09	ADP	PAYROLL FEES	28.00
05/22/09	ADP	PAYROLL FEES	521.60
05/22/09	ADP	PAYROLL FEES	1,226.18
05/26/09	AMERICAN FUNDS	401K	4,641.95
05/26/09	AMERICAN FUNDS	401K	4,842.03
05/26/09	GLENN DALE MINI MART	FUEL	20.21
05/26/09	GLENN DALE MINI MART	FUEL	60.00
05/26/09	AMTRAK	TRAVEL EXPENSE	66.00
05/26/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	66.78
05/26/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	706.51
05/26/09	GERBER TECHNOLOGY,INC	TRADE VENDOR	572.50	(3)
05/26/09	T/A POLARIS LOGISTICS	TRADE VENDOR	7,371.54
05/27/09	REV AUTH PRINCE GEORGE GARAGE	TRAVEL EXPENSE	27.00
05/27/09	SUNOCO SVC STATION	FUEL	35.17
05/27/09	BASTILLE RESTAURANT	TRAVEL EXPENSE	200.86
05/27/09	QUICKIE TIE DOWN ENTERPRISES	JOB SUPPLIES	1,020.00
05/28/09	Tyco Electronics Corporation	TRADE VENDOR	25.00
05/28/09	TECTURA CORP	TRADE VENDOR	82.50
05/28/09	Masterman’s	TRADE VENDOR	129.52
05/28/09	Valco/Valley Tool & Die, Inc	TRADE VENDOR	153.00
05/28/09	T/A POLARIS LOGISTICS	TRADE VENDOR	295.05
05/28/09	UNITED STATES PLASTIC CORP	TRADE VENDOR	479.40
05/28/09	Tipco Technologies Inc.	TRADE VENDOR	496.05
05/28/09	United Parcel Services	TRADE VENDOR	502.09
05/28/09	WM of Greater Washington	UTILITIES	695.41
05/28/09	McMaster-Carr Supply Co.	TRADE VENDOR	696.33
05/28/09	Atlantic Tactical	TRADE VENDOR	714.24
05/28/09	Yellow Transportation Inc.	TRADE VENDOR	764.67
05/28/09	MERRILL COMMUNICATIONS LLC	SEC FILING FEES	1,040.00
05/28/09	Stevenson’s Janitoral Service	JANITORIAL	1,076.11
05/28/09	VERIZON WIRELESS	UTILITIES	2,455.91
05/28/09	Bell Power Systems Inc.	TRADE VENDOR	3,174.00
05/28/09	LAUBE TECHNOLOGY	TRADE VENDOR	4,507.85

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

05/28/09	A & B Concept Solutions	TRADE VENDOR	9,879.19
05/28/09	Aaladin Industries Inc	TRADE VENDOR	15,528.00
05/28/09	ADVANCE AUTO PARTS	AUTO REPAIR	9.73
05/28/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	32.88
05/28/09	RUBY TUESDAY	TRAVEL EXPENSE	37.33
05/28/09	HARD TIMES CAFÉ	TRAVEL EXPENSE	102.97
05/28/09	E MVA WEB	AUTO EXPENSE	154.50
05/28/09	TIPCO TECHNOLOGIES	JOB SUPPLIES	314.75
05/28/09	MR HEATER INC	JOB SUPPLIES	323.34
05/28/09	Bowles Fluidics Corp.	TRADE VENDOR	1,073.00
05/28/09	CON-WAY FREIGHT INC.	TRADE VENDOR	2,403.97
05/28/09	I.F. Associates, Inc.	TRADE VENDOR	3,868.00
05/29/09	AMTRACK NORTH DECK	TRAVEL EXPENSE	75.00
05/29/09	AMTRAK	TRAVEL EXPENSE	107.00
05/29/09	SOUTHWEST AIR	TRAVEL EXPENSE	415.20
05/29/09	ADP	PAYROLL FEES	202.02
05/29/09	ADP	PAYROLL FEES	556.62
05/30/09	ULINE *SHIP SUPPLIES	SHIPPING SUPPLIES	135.70
05/31/09	AM GREETINGS*CREATE & PRINT	OFFICE SUPPLIES	19.99

	TOTAL MAY 2009 EXPENSES	Total Expenses per Exhibit 5	1,146,178.30

		Less credit card charges above	(28,765.77)
		Plus payments on credit cards	41,977.65

		Disbursements per Exhibit F	1,159,390.18

		Less outstanding checks at 5/31	(36,730.36)
		Plus April checks cleared in May	64,417.66
		Plus payments in May on behalf of:
		Safety Tech International, Inc.
		(Case No. 09-15684)	199,270.46
		Signature Special Event Services, Inc.
		(Case No. 09-15686)	58,923.39

		Disbursements per Exhibit 6	$1,445,271.33

(1) Represents payment made on behalf of TVI Corporation, Safety Tech International, Inc. (Case No. 09-15684) and Signature Special Event Services, Inc. (Case No. 09-15686)

(2) Portion of monthly rent payment is made on behalf of Safety Tech International, Inc. (Case No. 09-15684).

(3) Prepetition payment to critical vendor

TVI Corporation

Case No. 09-15677

Exhibit D - Money Owed

May 31, 2009

Vendor Name	Due Date	Purpose	Amount

AFLAC	Current	Benefits	$1,595.26
Allied Electronics Inc.	Current	Trade	374.14
Baltimore Gas & Electric	Current	Utilities	1,357.46
BB&T Financial, FSB	Current	Credit Cards	19,388.24
Buccino & Associates April and May Accrual	upon approval	Fees	260,343.00
CENTURION RESEARCH SOLUTIONS	Current	Trade	3,125.00
Dillon Tax Consulting	upon approval	Fees	5,000.00
Duane Morris April and May Accrual	upon approval	Fees	267,065.00
EC LINC	Current	Trade	33.28
GROSS MENDELSOHN	Current	Trade	13,902.00
IRON MOUNTAIN	Current	Trade	996.19
McMaster-Carr Supply Co.	Current	Trade	434.49
Miles & Stockbridge April and May Accrual	upon approval	Fees	159,342.00
PAETEC COMMUNICATIONS, INC.	Current	Trade	2.12
SHARON MERRILL ASSOCIATES, INC.	Current	Trade	7,366.81
SPRINT	Current	Utilities	1,785.86
Tydings & Rosenberg LLP April and May Accrual	upon approval	Fees	67,592.00

Total Amount Due:			$809,702.85

TVI Corporation

Case No. 09-15677

Exhibit E- Aged Receivables

May 31, 2009

Customer Name	Current	Over 30	Over 60	Over 90	Over 120	Total Amount Owed

Amalfi Group, Inc.	$—	$—	$—	$—	$29,343.90	$29,343.90
Aramsco Corporate Office	3,537.00	6.75	—	—	—	3,543.75
Battelle Enterprises	—	15,990.00	—	—	—	15,990.00
City of Beckley	2,341.18	—	—	—	—	2,341.18
Cardinal Health	—	—	—	—	960.78	960.78
Centura Health	127.00	—	—	—	—	127.00
City of Marshall	—	—	27,083.17	—	—	27,083.17
Commando Military Supply	801.19	—	—	—	—	801.19
DF Manufacturing Corporation	20,981.92	—	—	—	—	20,981.92
U.S. PROPERTY & FISCAL OFFICE, ARMY NG	—	—	—	—	(380.98)	(380.98)
DOBBINS FIRE & EMERGENCY SERVICES	49.42	—	—	—	—	49.42
SAIC - ABINGDON	109.46	—	—	—	—	109.46
COUNTY OF ERIE	—	453.69	—	—	—	453.69
Ferno-Washington, Inc.	17,394.40	—	—	—	—	17,394.40
WW Grainger Inc	52,245.00	2,138.25	—	1,597.22	350.35	56,330.82
Fisher Scientific	42,551.98	310.50	—	7,214.61	—	50,077.09
FORENSICS SOURCE	127.86	—	—	—	—	127.86
ACA, FORT BLISS	—	26,621.50	—	—	—	26,621.50
Department of the Army	—	73.00	—	—	—	73.00
HQ ARMY RESERVE CONTRACTING CENTER	54,533.51	—	—	—	—	54,533.51
MICC DOC FORT LEE	488,327.32	—	—	—	—	488,327.32
ACA, FORT STEWART	—	23,233.95	—	—	—	23,233.95
GRIFFIN GROUP INTERNATIONAL, LLC	—	—	—	—	22,295.24	22,295.24
GSA Advantage Supply	—	—	—	—	267.72	267.72
Government Scientific Source, Inc.	7,873.48	6,309.77	—	—	—	14,183.25
HARRIS METHODIST FT. WORTH	83.45	—	—	—	—	83.45
Hamilton Twp Fire District 2	—	—	34.17	—	—	34.17
City of Jersey City	1,164.00	—	—	—	—	1,164.00
JOHNNY’S BOILER SHOP	309.13	—	—	—	—	309.13
Life Safety Systems	8,871.12	—	—	—	—	8,871.12
Lynn Peavey Company	950.29	—	—	—	—	950.29
General Stores	—	—	67.17	—	—	67.17
MOUNT ROGERS, IDC.	1,496.00	—	—	—	—	1,496.00
NANA PACIFIC LLC.	6,332.27	—	—	—	—	6,332.27
NGB-ZC-AQ - W9133L	—	—	—	1,793.60	1,201.40	2,995.00
MTA LEARNING CENTER	—	4,023.00	—	—	492.45	4,515.45
P-J DISTRIBUTING COMPANY	11,088.67	—	—	—	—	11,088.67
CAMP RIPLEY	13,110.92	—	—	—	—	13,110.92
Professional Protection Systems LTD	—	—	—	—	26,804.23	26,804.23
12 CONS/LGCA - FA3089	14,381.09	—	—	—	—	14,381.09
SAFE KIDS TUCSON	131.00	—	—	—	—	131.00
Fire Department	10,287.98	—	—	—	—	10,287.98
SAIC ABINGDON	71,858.79	67.39	—	—	—	71,926.18
Sea Systems Group, Inc.	887.00	—	—	—	—	887.00
Spark Agency	—	—	—	—	14,920.00	14,920.00
St. Clare Hospital	50.16	—	—	—	—	50.16
TRYCO INCORPORATED	226,177.58	—	—	—	—	226,177.58
US ARMY CONTRACTING COMMAND KOREA	—	—	—	33,417.11	—	33,417.11
U.S. EPA	7,262.42	—	—	—	54,145.10	61,407.52
VIRGINIA LAB SUPPLY CORP.	—	269.34	—	—	—	269.34
WELLSTONE APPAREL, LLC	—	—	—	1,503.05	—	1,503.05
Central Washington Hospital	877.13	—	—	—	—	877.13

TOTALS	$1,066,319.72	$79,497.14	$27,184.51	$45,525.59	$150,400.19	$1,368,927.15

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

May 1, 2009 through May 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,779,700	$3,441,823	$662,123

Cash Disbursements:

Compensation and benefits	720,293	664,657	55,636
Facility costs	189,000	153,078	35,922
Other expenses	235,000	268,040	(33,040)
Vendor payments	1,654,135	1,505,289	148,846
Interest expense	132,000	123,225	8,775
Critical vendor payments	365,000	167,179	197,822
Bank fees and expenses	447	3,695	(3,248)
Chapter 11 expenses	260,000	51,000	209,000
Total disbursements	3,555,875	2,936,163	619,712
Net Cash Source (Use)	$(776,175)	$505,661	$1,281,836

(1)         Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)
Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results. As of May 31, 2009, TVI Corporation and its subsidiaries were in compliance with these tests.